UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  06/30/2010

RASER TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-32661

DELAWARE	87-0638510
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

5152 North Edgewood Drive, Suite 375
Provo, Utah 84604
(Address of principal executive offices, including zip code)

(801) 765-1200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

As previously reported in Raser Technologies, Inc.'s (the "Company") Current Report on Form 8-K filed on May 21, 2008, on May 16, 2008, the Company and its subsidiary, Thermo No. 1 BE-01, LLC ("Thermo"), entered into a financing commitment letter (the "Financing Commitment") with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") relating to the project financing and tax equity funding for the Thermo No. 1 geothermal power plant (the "Project").

As previously reported in the Company's Current Report on Form 8-K filed on September 5, 2008, on August 31, 2008, pursuant to the Financing Commitment, Thermo entered into several agreements (the "Thermo Financing Agreements"), whereby the Company finalized the project financing arrangements contemplated by the Financing Commitment. The Thermo Financing Agreements provided project financing and tax equity capital for the Project.

As previously reported in the Company's Current Report on Form 8-K, as amended, filed on December 11, 2009, the parties to the Thermo Financing Agreements entered into a series of amendments to the Thermo Financing Agreements in order to extend the Final Completion Date, modified the arrangements to be consistent with recent tax law changes under the American Recovery and Reinvestment Act of 2009, and redeem the equity interest held by Merrill Lynch in Thermo.

On February 16, 2010, the parties to the Thermo Financing Agreements entered into additional amendments to Schedule Z of the Thermo Financing Agreements in order to extend the date upon which the Project is required to achieve final completion from February 16, 2010 to June 30, 2010.

On June 30, 2010, the parties to the Thermo Financing Agreements entered into additional definitional amendments to Schedule Z of the Thermo Financing Agreements (the "June 30 Amendment") in order to extend the date upon which the Project is required to achieve final completion from June 30, 2010 to July 9, 2010.

The foregoing description of the June 30 Amendment and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the June 30 Amendment, a copy of which is filed as an exhibit hereto and is hereby incorporated by reference.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.        Description
10.1        Schedule Z Amendment, dated as of June 30, 2010, among Thermo No. 1 BE-01, LLC, Deutsche Bank Trust Company Americas, The Prudential Insurance Company of America, Intermountain Renewable Power, LLC, Columbia Renewable Power, LLC, Raser Technologies, Inc., and Raser Power Systems, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RASER TECHNOLOGIES, INC.

Date: July 06, 2010	By:	/s/ John T. Perry
John T. Perry
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-10.1
Schedule Z Amendment, dated as of June 30, 2010, among Thermo No. 1 BE-01, LLC, Deutsche Bank Trust Company Americas, The Prudential Insurance Company of America, Intermountain Renewable Power, LLC, Columbia Renewable Power, LLC, Raser Technologies, Inc.